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                                                                 EXHIBIT (5)(B)

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                                       VARIABLE ANNUITY SERIES
                                       SERVICE REQUEST FORM

                                       Select One:

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INSTRUCTIONS                           [_] AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
.. This combined form may be used       [_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
  to request Contract changes.
.. Identification and signatures are           All companies referenced above collectively referred to as "the Company."
  needed on the side where changes
  have been requested.                 -----------------------------------------------------------------------------------------
.. Use a separate form for each         SECTION 1. IDENTIFICATION
  Contract.
.. If more space is required, attach a  -----------------------------------------------------------------------------------------
  separate sheet.                      Owner's Name                             Contract Number

                                       -----------------------------------------------------------------------------------------
                                       SECTION 2. NAME CHANGE

                                       CHECK ONE:                               [_] OWNER                [_] ANNUITANT

                                       This Section is to be used for a change in LEGAL name. A change in the PERSON(S) who is the Annuitant or Owner requires completion of Section 7 or 9, respectively.

                                       -----------------------------------------------------------------------------------------
                                       From: Previous Name                                               Previous Signature

                                       -----------------------------------------------------------------------------------------
                                       From: New Name                                                    New Signature

                                       -----------------------------------------------------------------------------------------
                                       CHECK ONE:
                                       [_] MARITAL STATUS HAS CHANGED FROM      [_] PURSUANT TO          [_] OTHER: (PLEASE
                                       SINGLE TO MARRIED; CHANGE INDICATES MY   DIVORCE, I HAVE ELECTED  EXPLAIN IN DETAIL AND
                                       MARRIED NAME.                            TO USE MY MAIDEN         ATTACH COPY OF
                                                                                NAME. ATTACHED IS        RELEVANT COURT ORDER.)
                                                                                COURT ORDER.
                                       -----------------------------------------------------------------------------------------
                                       SECTION 3. ADDRESS/TELEPHONE NUMBER CHANGE (COMPLETE WITH NEW INFORMATION)

                                       -----------------------------------------------------------------------------------------
                                       Number                                   Street                   Apt.

                                       -----------------------------------------------------------------------------------------
                                       City                                     State                    Zip Code
                                       (___)_________________________________________________________________________________
                                       Daytime Telephone Number

                                       -----------------------------------------------------------------------------------------
                                       SECTION 4. DUPLICATE CONTRACT
                                       I request a duplicate of the above Contract.

                                       THE ORIGINAL HAS BEEN [_] LOST [_] DESTROYED [_] OTHER: _____________

                                       -----------------------------------------------------------------------------------------
                                       SECTION 5. INVESTMENT TRANSFERS
AMERICAN GENERAL
Life Companies                         From:                                    Portfolio $ ________ or ______%
.. American General Life Insurance
  Company of Delaware                  To: ___________________________________  Portfolio $ ________ or ______%
.. The United States Life Insurance
  Company in the City of New York      To: ___________________________________  Portfolio $ ________ or ______%

                                       To: ___________________________________  Portfolio $ ________ or ______%

                                       To: ___________________________________  Portfolio $ ________ or ______%
                                       -----------------------------------------------------------------------------------------
c/o Delaware Valley Financial          SECTION 6. SIGNATURE
Services, LLC
                                       -----------------------------------------------------------------------------------------
300 Berwyn Park, P.O. Box 3031         Owner's Signature                         Social Security Number                    Date
Berwyn, PA 19312-0031
(800) 255-8402                         -----------------------------------------------------------------------------------------
                                       Joint Owner's Signature (if applicable)   Social Security Number                    Date

                                       -----------------------------------------------------------------------------------------
VP-0019 4/03                           FOR ADMINISTRATOR'S USE ONLY
OVASVCREQ0403                          Change recorded as of _______________ by ___________________________
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VARIABLE ANNUITY SERVICE FORM (CONTINUED)
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IDENTIFICATION

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Owner's Name                     Contract Number

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SECTION 7. CHANGE OF ANNUITANT
In accordance with the provisions of my Contract, I hereby change the annuitant to the following

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Annuitant's Name                             Social Security Number            Date of Birth

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SECTION 8. BENEFICIARY CHANGE
..   Provide all requested information for each beneficiary listed.
..   If a Trust is designated be sure to provide the complete name and Trust date.
..   If a Will is designated it should be shown as "Last Will and Testament"
    (Dated Wills are not acceptable).
In accordance with the Beneficiary Designation provision of my Contract, I hereby change the beneficiary designated to receive any amount which is payable upon the death of the owner under the Contract to the following:
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PRIMARY BENEFICIARY'S NAME

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CONTINGENT BENEFICIARY'S NAME

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SIGNATURE FOR BENEFICIARY OR ANNUITANT CHANGE:

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Owner's Signature                             Social Security Number              Date

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Joint Owner's Signature (if applicable)       Social Security Number              Date

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SECTION 9. TRANSFER OF OWNERSHIP
As Owner of the above designated Contract, I request that all benefits, rights and privileges incident to ownership of this Contract be vested in the new Owner named below, or to such new Owner's executors, administrators, and assigns, or successors and assigns.
NEW OWNER

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Print or Type Full Name                             Social Security Number        Date of Birth

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Print or Type Full Name of New Joint Owner (if applicable) Social Security Number Date of Birth

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Address of New Owner

                                                                              (    )
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City                     State                   Zip                          Telephone Number

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..   This change of ownership does not affect the present beneficiary designation. To change the present beneficiary designation the new owner must complete Section 8.
..   If the new owner is a Trust, all requested Trust information must be provided.
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SIGNATURE

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Previous Owner                                                                      Date

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Previous Joint Owner                                                                Date

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New Owner                                                                           Date

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New Joint Owner (if applicable)                                                     Date
IF THE NEW OWNER IS A TRUST PROVIDE THE FOLLOWING INFORMATION.

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Trustee(s) Name (Please Print)                                                 Date of Trust

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FOR ADMINISTRATOR'S USE ONLY

Change recorded as of ________________ by ______________________________
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